April 7, 2003


                           DREYFUS PREMIER STOCK FUNDS
                 - DREYFUS PREMIER INTERNATIONAL SMALL CAP FUND

                            Supplement to Prospectus
                             dated January 31, 2003

      THE FOLLOWING INFORMATION SUPPLEMENTS AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "MANAGEMENT":

      Effective April 4, 2003, the fund's primary portfolio manager is Daniel B. LeVan, CFA. Mr. LeVan is a vice president of Standish Mellon and serves as a portfolio manager and is responsible for international small cap quantitative research.

      The information concerning Joseph J. Schirripa in the section entitled "Management" is deleted because he is no longer a portfolio manager of the fund.